UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 12, 2017

Farmer Bros. Co.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34249	95-0725980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1912 Farmer Brothers Drive, Northlake, Texas 76262
(Address of Principal Executive Offices)

(888) 998-2468
(Registrant’s Telephone Number, Including Area Code)

13601 North Freeway, Suite 200, Fort Worth, Texas 76177
(Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 2.02. Results of Operations and Financial Condition.
On September 12, 2017, Farmer Bros. Co., a Delaware corporation (the “Company”), announced select preliminary estimated financial results for the fourth quarter and fiscal year ended June 30, 2017 and the Company’s expectation that it will not meet the filing deadline and intends to file with the U.S. Securities and Exchange Commission (the “SEC”) a notification of late filing on Form 12b-25 due to delays in completing its financial statement reporting process for the fiscal year ended June 30, 2017. The full text of the press release issued in connection with the announcement is furnished herewith as Exhibit 99.1.
The Company filed the notification of late filing on Form 12b-25 on September 13, 2017. The portion of the Form 12b-25 containing select preliminary estimated financial results for the fourth quarter and fiscal year ended June 30, 2017 is furnished herewith as Exhibit 99.2. The Company’s delay in filing the Form 10-K is due to the additional time the Company requires to complete its financial statement reporting process for the fiscal year ended June 30, 2017. The Company was delayed in completing its review, testing and evaluation of internal control procedures for the fiscal year ended June 30, 2017 which, in turn, resulted in a delay in the completion of the Company’s preparation of financial statements and audit thereon, and consequently the Company’s filing of the Form 10-K.
The select preliminary estimated financial information set forth in the press release and Form 12b-25 consists of unaudited results, based upon the Company’s estimates and subject to completion of the Company’s financial statement reporting process for the fiscal year ended June 30, 2017. This data has been prepared on the basis of currently available information and will not be final until the Company files its audited financial statements in its Annual Report on Form 10-K for the fiscal year ended June 30, 2017. The Company’s independent registered public accounting firm has not audited or reviewed, and does not express an opinion with respect to, this data. This data does not constitute a comprehensive statement of the Company’s financial results for the fiscal year ended June 30, 2017, and the Company’s final numbers for this data may differ materially from these estimates.
Item 7.01. Regulation FD Disclosure.
The information set forth in Item 2.02 above is hereby incorporated herein by reference.
As provided in General Instruction B.2. of Form 8-K, the information and exhibits furnished pursuant to Item 2.02 and 7.01 of this report are being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in such filing. In addition, the exhibits furnished herewith contain statements intended as "forward-looking statements" that are subject to the cautionary statements about forward-looking statements set forth in such exhibits.
Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
99.1	Press Release of Farmer Bros. Co. dated September 12, 2017
99.2	Portion of Form 12b-25 of Farmer Bros. Co. filed with the SEC on September 13, 2017

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated:    September 13, 2017

FARMER BROS. CO.

By:	/s/ David G. Robson
David G. Robson
Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Farmer Bros. Co. dated September 12, 2017
99.2	Portion of Form 12b-25 of Farmer Bros. Co. filed with the SEC on September 13, 2017